Intangible Assets, Net - Summary of Estimated Amortization Expenses (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2022	$ 3,658
2023	2,851
2024	1,282
2025	8
2026	8
Thereafter	42
Intangible assets, net	$ 7,849	$ 4,505